SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report: March 24, 2003

i-STAT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-19841	22-2542664
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	file number)	Identification No.)

104 WINDSOR CENTER DRIVE, EAST WINDSOR, NJ 08520
(Address of principal executive offices) (Zip code)

(609) 443-9300
(Registrant’s telephone number, including area code)

Item 7. Exhibits

(c) Exhibits

        These exhibits are furnished pursuant to Item 9 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

Exhibit No.	Exhibit List

99.1                       Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350, as Adopted
                              pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2                       Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted
                              pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9. Regulation FD Disclosure

        On March 10, 2003, the Registrant filed its Annual Report on Form 10-K for the year ended December 31, 2002 with the Securities and Exchange Commission. In connection with the filing of the Form 10-K, William P. Moffitt, President and Chief Executive Officer and Lorin J. Randall, Senior Vice President of Finance, Treasurer and Chief Financial Officer of the Registrant, provide the certifications required by 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002. The certifications are furnished as Exhibits 99.1 and 99.2 to this report and are incorporated by reference.

SIGNATURE
_________________

        Pursuant to the requirements of the Securities Exchange Act of 1934, i-STAT Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

i-STAT CORPORATION

By:

/s/ Lorin J. Randall
_________________

Lorin J. Randall
Senior Vice President
of Finance, Treasurer and
Chief Financial Officer

Date: March 24, 2003